ANNUAL REPORT


                                IAI EQUITY FUNDS

                           IAI GROWTH AND INCOME FUND
                       IAI REGIONAL FUND * IAI VALUE FUND


                                 MARCH 31, 1999




                                   [LOGO] IAI
                                  MUTUAL FUNDS

                                TABLE OF CONTENTS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


                                  ANNUAL REPORT
                                 MARCH 31, 1999



              Letter to Shareholders......................... 2

              Fund Managers' Reviews

                  IAI GROWTH AND INCOME FUND................. 4

                  IAI REGIONAL FUND.......................... 6

                  IAI VALUE FUND............................. 8

              Fund Portfolios

                  IAI GROWTH AND INCOME FUND................ 10

                  IAI REGIONAL FUND......................... 13

                  IAI VALUE FUND............................ 17

              Notes to Fund Portfolios...................... 19

              Statements of Assets and Liabilities.......... 28

              Statements of Operations...................... 30

              Statements of Cash Flows...................... 32

              Statements of Changes in Net Assets........... 34

              Financial Highlights

                  IAI GROWTH AND INCOME FUND.................36

                  IAI REGIONAL FUND......................... 37

                  IAI VALUE FUND............................ 38

              Notes to Financial Statements................. 39

              Independent Auditors' Report...................44

              Federal Tax Information........................45

              Adviser, Custodian, Legal Counsel,
              Independent Auditors,
              Directors...................... Inside Back Cover

                             LETTER TO SHAREHOLDERS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


WHAT'S RIGHT WITH THIS MARKET

The stock market has been on a roller coaster of late, and that naturally makes people uneasy. But if you're a long-term investor, then I would argue that there are a lot more good things influencing the market than bad things.

True, U.S. corporate earnings are flattening out, and that's putting a damper on the stock market. When you buy a stock, you're buying a future stream of dividends as well as a stronger company because most of the profits are being reinvested. After double-digit growth during much of the 1990s, profits in 1998 grew in the low single digits. A major reason why profits are sluggish is the economic and currency turmoil in Asia, which hurts U.S. companies doing business there.

Another reason for sluggish profit growth is the great job that Corporate America has done to become more efficient. After years of cost-cutting, there isn't much cutting left to do. To enhance profits, companies must either boost prices or sell more products and services. But with inflation at virtually zero, it's tough to raise prices. So, profit growth must come through increased unit volume.

And that's where the good news is likely to begin. Even with the dampening effects of Asia, the U.S. economy is still basically healthy, making it possible for U.S. corporations to sell more products and services here at home. True, we're losing business in Asia, because the dollar is so strong compared to their currencies. But what we're losing in Asia, we're gaining in Europe, as that region of the world begins to enjoy U.S.-style prosperity.

Asia has helped keep inflation worries away, and that has kept interest rates low. Recently, the 30-year Treasury bond yield reached its lowest level ever, as global investors buy our securities for the greatest safety and liquidity. Partly because of our low inflation environment, worldwide demand for U.S. stocks and bonds continues to be strong.

Even if 1999 turns out to be a mediocre year for stocks, let's not feel too sorry for ourselves. The Dow Jones Industrial Average has more than doubled since 1995 and virtually tripled since the beginning of this decade. Where was the Dow in 1982? 800! Has the value of your house gone up by a factor of ten in fifteen years? Probably not. The point is that markets do not go up in a straight line, and there is bound to be volatility. But if you're an investor for the long term, then you should be able to step back and see the good in this market.

                             LETTER TO SHAREHOLDERS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


ECONOMIC OUTLOOK

A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, follows.

Robust economic growth and slowing inflationary trends sent analysts to their history books to identify when past economic data was as positive as recent statistics. Economic growth in 1998 was at its fastest pace in 15 years while the inflation rate increased at its lowest rate since 1961. These trends have carried over to the first quarter. With jobs plentiful and consumers experiencing favorable real wage increases, consumer confidence is high. Combined with tax refunds and year-end incentive pay to produce, this is one of the strongest periods for retail sales in the last 10 years.

During previous economic expansions, conventional wisdom linked strong demand growth with rising inflation. This normally provoked the Federal Reserve to tighten monetary policy to reduce demand and prevent an acceleration of inflation. However, this time even the Fed seems to be skeptical of that linkage. In a speech in early April, Federal Reserve Vice Chair Alice Rivlin stated:

"Tight labor markets have long been seen as harbingers of inflation (as higher wages led to higher prices) and lower productivity (as less skilled and experienced workers were drawn into the labor market). But recent experience suggests that, at least in the context of intense global and domestic competitiveness, as well as a continuing revolution in computers and telecommunications, tight labor markets can provide incentives for managerial innovation, skills acquisition and higher productivity, thereby leading to higher growth with little inflation."

During the quarter, the Fed left rates unchanged and signaled they were maintaining a neutral policy stance. Fears of a possible tightening, however, negatively impacted financial markets in February. By quarter-end the equity market had recovered to push through the 10,000 mark on the Dow and interest rates, following a steep rise in February, stabilized.

Ms. Rivlin mentioned several of the factors that have allowed strong U.S. growth with low inflation. While our economy is experiencing good times, weakness persists in Asia, Russia and Latin America and growth has slowed in Europe. This has contributed to declining commodity and input prices as global demand remains soft. The only commodity showing strength has been oil, driven by production cut-backs by oil producing countries. Another factor favoring low inflation has been the strength of the dollar. Real interest rate differentials between the U.S. and our major trading partners widened in favor of the dollar during the quarter. Strength in the dollar makes imports less expensive, effectively eliminating the ability of U.S. producers to raise prices.

We expect economic momentum to continue throughout the year. However, the pace of the expansion will moderate toward a real GDP growth rate of 3%. Over the past three years the U.S. economy has been unusually robust in the fourth and first quarters, only to slow significantly in the second and third quarters. The increase in oil prices, if sustained, will help slow the economy by cutting into consumers' disposable income. Finally, the rise in interest rates during the quarter will slow economic growth.

Please read the Fund Managers' Reviews, which follow this letter, for a detailed perspective on Fund performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

                              FUND MANAGER'S REVIEW
                           IAI GROWTH AND INCOME FUND


IAI GROWTH AND INCOME FUND

[PHOTO]
DONALD J. HOELTING, CFA
IAI GROWTH AND INCOME FUND
MANAGER

TOP FIVE COMMON STOCK SECTORS
% OF NET ASSETS AS OF 3/31/99

[BAR CHART]

FINANCIAL               18.8%
UTILITIES               13.7%
PROCESS INDUSTRIES       8.7%
CONSUMER DURABLES        7.7%
ENERGY MINERALS          6.3%

* PERCENTAGE OF NET ASSETS AS OF 3/31/99


HOW HAS THE FUND PERFORMED?

The Fund underperformed its benchmark, the S&P 500 Index, during the year ended March 31, 1999, with a return of 1.52% compared to 18.45%.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

Tut Systems (4.84%)*, Nabors Industries (3.32%)*, Citigroup (3.17%)* and Nike (0.89%)* were the largest contributors to performance. Tut Systems, a provider of high-speed access solutions for the communications market, was well received by the market in an initial public offering. Nabors Industries, the largest U.S. driller of land-based oil and natural gas wells, gained as OPEC agreed to slash production in a bid to lift oil prices. Citigroup shares continued to rise as analysts predicted that first quarter earnings would likely be higher than expected. Nike shares gained after the world's top maker of athletic shoes and clothing said fiscal third-quarter profit rose more than expected.

800-JR Cigar (2.36%)*, Philip Morris (1.72%)* and Bellsouth (2.17%)* were among the Fund's laggards. 800-JR Cigar fell on lower than expected fourth quarter earnings. Philip Morris shares fell after an Oregon jury ordered the world's largest tobacco company to pay a record $81 million to a smoker's family. Bellsouth declined after the phone company said that its first quarter profits will be at the lower end of expectations because of increased spending on data and wireless services.

WERE THERE ANY SIGNIFICANT CHANGES?

There was a net gain of eight common stocks in the Fund during the year. New companies added to the Fund included AT&T (1.90%)*, Allied Signal (1.89%)*, International Business Machines (1.97%)* and Motorola (0.48%)*. Stocks sold during the year included CBS (sold), General Electric (sold), Gillette (sold) and Wal-Mart Stores (sold).

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

The Consumer Staples sector, led by 800-JR Cigar and Philip Morris, had the largest negative impact on performance. The Energy and Health Care sectors had the largest positive impact on performance. The Fund's overweighting of small caps compared to the Russell 1000 Value Index contributed to the underperformance of the Fund.

WHAT IS YOUR OUTLOOK FOR THE FUND?

The "Goldilocks" economy remained intact during the year with economic reports that were neither too "hot," causing inflation concerns, nor too "cold," causing concern that a recession is near. It is conceivable that the stock market will remain healthy as long as the economy continues on a moderate growth, low inflation trend. As in the past, the risk to the market is when the economy begins to weaken or inflates. The Fund continues to invest in companies that have positive long-term business prospects and that are attractively priced.

                              FUND MANAGER'S REVIEW
                           IAI GROWTH AND INCOME FUND


VALUE OF $10,000 INVESTMENT+

[PLOT POINTS CHART]

                IAI GROWTH &
                INCOME FUND      S&P 500 INDEX
                -----------      -------------

04/01/89          10,000             10,000
03/31/90          11,677             11,905
03/31/91          12,543             13,620
03/31/92          13,743             15,124
03/31/93          14,985             17,433
03/31/94          15,445             17,684
03/31/95          16,822             20,440
03/31/96          20,436             27,010
03/31/97          23,161             32,396
03/31/98          32,444             47,984
03/31/99          32,935             56,833


AVERAGE ANNUAL RETURNS+
THROUGH 3/31/99
                                           1 Year       5 Years       10 Years
--------------------------------------------------------------------------------
IAI GROWTH AND INCOME FUND                  1.52%        16.36%        12.66%
--------------------------------------------------------------------------------
S&P 500 Index                              18.45%        26.25%        18.97%

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP TEN HOLDINGS**
                                                               % of Net Assets
                                                             -------------------
Issue                             Sector                      3/31/99    3/31/98
--------------------------------------------------------------------------------
Berkshire Hathaway Class A        Process Industries            5.06      4.17
Tut Systems*                      Electronic Technology         4.84      0.69
Nabors Industries                 Industrial Services           3.32      2.79
Exxon                             Energy Minerals               3.28      2.11
Citigroup                         Financial                     3.17        --
American Express                  Financial                     2.97      2.46
BankAmerica                       Financial                     2.46        --
800 - JR Cigar                    Consumer Non-Durables         2.36      1.80
Federal Home Loan Mortgage
   Corporation                    Financial                     2.33      3.79
SLM Holding                       Financial                     2.23      3.25
================================================================================
TOTAL                                                          32.02     21.06

*  RESTRICTED SECURITY
** EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS


NOTE TO LETTER TO SHAREHOLDERS & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI GROWTH AND INCOME FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

                              FUND MANAGER'S REVIEW
                                IAI REGIONAL FUND


IAI REGIONAL FUND

[PHOTO]
MARK C. HOONSBEEN, CFA
IAI REGIONAL FUND MANAGER

TOP FIVE COMMON STOCK SECTORS
% OF NET ASSETS AS OF 3/31/99

[BAR CHART]

HEALTH TECHNOLOGY          14.8%
RETAIL TRADE               13.0%
PRODUCER MANUFACTURING      9.5%
PROCESS INDUSTRIES          8.4%
TECHNOLOGY SERVICES         7.4%

* PERCENTAGE OF NET ASSETS AS OF 3/31/99


HOW HAS THE FUND PERFORMED?

The IAI Regional Fund declined (7.74%) during the year ended March 31, 1999. The S&P 500 Index, weighted toward larger cap stocks, rose 18.45%.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

Tut Systems (4.23%)*, a provider of high-speed access solutions for the communications market, and Dayton Hudson (3.63%)*, a department and specialty store retailer, were the biggest contributors to the Fund's performance during the year. Intranet Solutions (1.45%)*, a developer of software for the management of documents through intranets, was also a strong performer benefiting from the surge in internet related stocks. After skyrocketing in the fourth quarter, Secure Computing (2.54%)* retraced its rise and was the biggest disappointment.

WERE THERE ANY SIGNIFICANT CHANGES?

A handful of stocks were added to the Fund during the year. They included Superior Services (1.26%), a solid waste management company; Commercial Federal (0.73%)*, a bank holding company; Metzler Group (0.65%)*, a consultant to the utilities industry; and Spyglass (0.24%)*, an internet software provider. Sunstrand (sold) was acquired during the year and a few other stocks were sold as a function of our ongoing portfolio review process including Ameritech
(sold), Manpower (sold), Anicom (sold), Possis Medical (sold), and Northern States Power (sold).

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

In a continuation of the market conditions of 1998, the first quarter was dominated by the very largest stocks in the overall market. As evidence of this phenomenon, the S&P 500 Index gained 5.0% during the quarter while the S&P Midcap 400 Index lost (6.4%) and the Russell 2000 Index fell (5.4%). The eight state region in which the Fund invests followed the broader market. Stocks within the region with over $5 billion in market cap delivered strong positive performance on average while stocks under $2.5 billion fell sharply.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We continue to maintain a well diversified, high quality portfolio exhibiting strong earnings growth. As a result of the disparity in performance between the large cap stocks and the rest of the market, the small and midcap stocks within the Fund are trading at very attractive valuations. With the domestic economy growing strongly, we may be nearer the point where investors start to look at the attractive fundamentals of the smaller stocks in the market.

                              FUND MANAGER'S REVIEW
                                IAI REGIONAL FUND


VALUE OF $10,000 INVESTMENT+

[PLOT POINTS CHART]

                    IAI REGIONAL FUND    S&P 500 INDEX
                    -----------------    -------------

04/01/89                 10,000              10,000
03/31/90                 12,165              11,905
03/31/91                 14,355              13,620
03/31/92                 16,189              15,124
03/31/93                 17,536              17,433
03/31/94                 18,108              17,684
03/31/95                 19,981              20,440
03/31/96                 25,699              27,010
03/31/97                 27,923              32,396
03/31/98                 36,732              47,984
03/31/99                 33,890              56,833


AVERAGE ANNUAL RETURNS+
THROUGH 3/31/99
                                           1 Year        5 Years      10 Years
--------------------------------------------------------------------------------
IAI REGIONAL FUND                          (7.74%)       13.36%        12.98%
-------------------------------------------------------------------------------
S&P 500 Index                              18.45%        26.25%        18.97%

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP TEN HOLDINGS**
                                                              % of Net Assets
                                                           ---------------------
Issue                          Sector                        3/31/99    3/31/98
--------------------------------------------------------------------------------
Tut Systems*                   Electronic Technology           4.23       0.61
Abbott Laboratories            Health Technology               3.75       1.63
Dayton Hudson                  Retail Trade                    3.63       0.92
ReliaStar Financial            Financial                       3.50       2.04
Walgreen                       Retail Trade                    3.34       1.13
Rayovac                        Producer Manufacturing          2.85       0.97
Diametrics Medical             Health Technology               2.84       2.53
Greenwich Street
   Capital Partners L.P.*      Financial                       2.71       1.70
Secure Computing               Technology Services             2.54       0.62
Tootsie Roll Industries        Consumer Non-Durables           2.44         --
================================================================================
TOTAL                                                         31.83      12.15

*  RESTRICTED SECURITY
** EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS


NOTE TO LETTER TO SHAREHOLDERS & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI REGIONAL FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

                              FUND MANAGER'S REVIEW
                                 IAI VALUE FUND


IAI VALUE FUND

[PHOTO]
DONALD J. HOELTING, CFA
IAI VALUE FUND MANAGER

TOP FIVE COMMON STOCK SECTORS
% OF NET ASSETS AS OF 3/31/99

[BAR CHART]

PRODUCER MANUFACTURING        4.8%
CONSUMER NON-DURABLES         3.5%
FINANCIAL                     3.4%
CONSUMER DURABLES             2.9%
COMMERCIAL SERVICES           2.9%

* PERCENTAGE OF NET ASSETS AS OF 3/31/99


HOW HAS THE FUND PERFORMED?

The Fund significantly outperformed one of its benchmarks during the year ended March 31, 1999, returning 8.47% vs. the Russell 2500 Index, which declined (13.26%). The S&P 500 Index rose 18.45% for the same period.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

Tut Systems (29.15%)* significantly contributed to the Fund's strong results for the year. Tut, a provider of high-speed access solutions for the communications market, sold stock in an initial public offering and was well received by the market. Towne Services (1.28%)*, Nabors Industries (1.05%)*, Nordson (0.90%)*, and Pathnet (35.65%)* each positively impacted performance this year. Towne Services, which develops and delivers electronic processing systems that help community banks compete with larger financial institutions, rose after announcing record fourth quarter and annual revenues. Nabors Industries, the largest U.S. driller of land-based oil and natural gas wells, gained as OPEC agreed to slash production in a bid to lift oil prices. Nordson, which designs and manufactures adhesive and sealant systems, gained on strong fiscal first quarter results. Pathnet is a privately-held security providing high capacity, fiber, and wireless bandwidth to under-served U.S. markets.

CompX International (0.57%)*, Phoenix International (0.49%)* and 800-JR Cigar (1.70%)* had the largest negative impact on the Fund. CompX International, which sells ergonomic computer support systems for office furniture, declined during the quarter as the commercial furniture industry experienced softening sales. Phoenix International and 800-JR Cigar declined after reporting lower than expected fourth quarter earnings.

WERE THEIR ANY SIGNIFICANT CHANGES?

The Fund's portfolio of restricted securities represents 71.1% of net assets. Tut Systems and Pathnet account for more than half of the portfolio. As a result of the increase in valuation of these securities, Value Fund's net assets significantly exceed the15% limitation in illiquid restricted securities. The Fund remains closed to new investors.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

The Basic Materials and Energy sectors contributed positively to performance, while the Consumer Cyclicals and Consumer Staples sectors had the largest negative impact on performance.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We continue to believe that the smaller company stocks show better valuation characteristics than those of large companies. Our long-term objective is to invest in small cap stocks that have strong competitive positions, generating significant free cash flow and selling at attractive valuation levels.

The Fund is actively seeking liquidation opportunities which would reduce the percentage of the Fund's investment portfolio comprised of restricted securities. The Fund's ability to liquidate such securities may be limited by legal or contractual provisions. The Fund intends to pursue such opportunities when deemed in the best interest of the shareholders.

                              FUND MANAGER'S REVIEW
                                 IAI VALUE FUND


VALUE OF $10,000 INVESTMENT+

[PLOT POINTS CHART]

                IAI VALUE FUND     RUSSELL 2500 INDEX    S&P 500 INDEX
                --------------     ------------------    -------------

04/01/89            10,000              10,000              10,000
03/31/90            10,991              10,778              11,905
03/31/91            11,672              11,840              13,620
03/31/92            13,097              14,436              15,124
03/31/93            13,909              16,847              17,433
03/31/94            15,675              18,329              17,684
03/31/95            16,284              19,917              20,440
03/31/96            19,712              25,857              27,010
03/31/97            20,867              28,101              32,396
03/31/98            28,008              39,866              47,984
03/31/99            30,382              34,583              56,833


AVERAGE ANNUAL RETURNS+
THROUGH 3/31/99
                                          1 Year        5 Years       10 Years
--------------------------------------------------------------------------------
IAI VALUE FUND                             8.47%         14.15%        11.75%
--------------------------------------------------------------------------------
Russell 2500 Index                       (13.26%)        13.54%        13.21%
--------------------------------------------------------------------------------
S&P 500 Index                             18.45%         26.25%        18.97%

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP TEN HOLDINGS**
                                                             % of Net Assets
                                                         -----------------------
Issue                           Sector                     3/31/99     3/31/98
--------------------------------------------------------------------------------
Pathnet Preferred Stock*        Electronic Technology       35.65        5.70
Tut Systems*                    Electronic Technology       29.15        3.93
Intellon Preferred Stock*       Electronic Technology        2.72        1.39
Ampersand Specialty Materials
    & Chemicals II L.P.*        Process Industries           2.36        1.09
800 - JR Cigar                  Consumer Non-Durables        1.70        2.69
Towne Services                  Commercial Services          1.28          --
Leucadia National               Financial                    1.24        3.34
NCI Building Systems            Producer Manufacturing       1.17        3.90
Building One Services           Process Industries           1.13          --
Black Box                       Electronic Technology        1.11        2.55
================================================================================
TOTAL                                                       77.51       24.59

*  RESTRICTED SECURITY
** EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS


NOTE TO LETTER TO SHAREHOLDERS & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI VALUE FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

                                 FUND PORTFOLIO
                           IAI GROWTH AND INCOME FUND


                                 MARCH 31, 1999
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS  81.8%
                                                                        Market
                                                 Quantity             Value (a)
--------------------------------------------------------------------------------
CONSUMER DURABLES - 7.7%
Department 56 (b)                                  36,600          $  1,114,012
Eastman Kodak                                      13,600               868,700
Mattel                                             40,100               997,488
Newell Rubbermaid                                  21,600             1,026,000
                                                                   -------------
                                                                      4,006,200
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES - 5.0%
800 - JR Cigar (b)                                159,300             1,234,575
Nike Class B                                        8,100               467,269
Philip Morris                                      25,500               897,281
                                                                   -------------
                                                                      2,599,125
--------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 4.9%
Hewlett-Packard                                     3,100               210,218
International Business Machines                     5,800             1,028,050
Motorola                                            3,400               249,050
SBC Communications                                 23,100             1,088,588
                                                                   -------------
                                                                      2,575,906
--------------------------------------------------------------------------------
ENERGY MINERALS - 6.3%
Chevron                                             6,400               566,000
Exxon                                              24,300             1,714,669
Mobil                                               7,500               660,000
Texaco                                              5,800               329,150
                                                                   -------------
                                                                      3,269,819
--------------------------------------------------------------------------------
FINANCIAL - 18.8%
American Express                                   13,200             1,551,000
Bank One                                           12,800               704,800
BankAmerica                                        18,200             1,285,375
Chase Manhattan                                    12,200               992,012
Citigroup                                          25,900             1,654,362
Federal Home Loan
   Mortgage Corporation                            21,300             1,216,763
First Union                                         9,100               486,281
SLM Holding                                        27,950             1,166,913
Wells Fargo                                        22,200               778,388
                                                                   -------------
                                                                      9,835,894
--------------------------------------------------------------------------------

                                                                        Market
                                                 Quantity             Value (a)
--------------------------------------------------------------------------------
HEALTH SERVICES - 3.6%
First Health Group (b)                             53,400          $    857,738
United Healthcare                                  19,300             1,015,662
                                                                   -------------
                                                                      1,873,400
--------------------------------------------------------------------------------
HEALTH TECHNOLOGY - 1.7%
GalaGen (b)                                        54,168               104,951
Watson Pharmaceuticals (b)                         18,000               794,250
                                                                   -------------
                                                                        899,201
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 3.3%
Nabors Industries (b)                              95,300             1,733,268
--------------------------------------------------------------------------------
NON-ENERGY MINERALS - 0.8%
Nucor                                               9,700               427,406
--------------------------------------------------------------------------------
PROCESS INDUSTRIES - 8.7%
Bemis                                              11,500               357,219
Berkshire Hathaway Class A (b)                         37             2,641,800
Du Pont (E.I.) de Nemours                          15,500               899,969
Sigma-Aldrich                                      22,200               649,350
                                                                   -------------
                                                                      4,548,338
--------------------------------------------------------------------------------
PRODUCER MANUFACTURING - 5.8%
Allied Signal                                      20,100               988,669
Emerson Electric                                   10,800               571,725
HON Industries                                     37,900               831,431
Tyco International                                  8,800               631,400
                                                                   -------------
                                                                      3,023,225
--------------------------------------------------------------------------------
TECHNOLOGY SERVICES - 1.5%
Parametric Technology (b)                          39,800               786,050
--------------------------------------------------------------------------------
UTILITIES - 13.7%
AT&T                                               12,400               989,675
Bell Atlantic                                      21,800             1,126,788
Bellsouth                                          28,300             1,133,769
Duke Energy                                        10,400               568,100
Enron                                              11,100               713,175
FPL Group                                          10,800               575,100
MCI Worldcom (b)                                    8,800               779,350
PG&E                                               21,700               674,056
Texas Utilities                                    14,500               604,468
                                                                   -------------
                                                                      7,164,481
================================================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $38,526,095)..............................................$   42,742,313
================================================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 19
10

                                 FUND PORTFOLIO
                           IAI GROWTH AND INCOME FUND


                                 MARCH 31, 1999

RESTRICTED SECURITIES - 8.2%
                                                                       Market
                                               Quantity (c)          Value (a)
--------------------------------------------------------------------------------
COMMON STOCKS - 4.9%
Advanced Recognition
   Technologies (b)                                 2,109          $      5,273
MatrixOne Class A (b)                              12,243                71,009
Oren (b)                                               24                     5
PACE Health
   Management Systems (b)                         121,220                 4,364
Tut Systems (b)                                    55,556             2,487,520
                                                                   -------------
                                                                      2,568,171
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 0.7%
Advanced Recognition
   Technologies Series A (b)                       19,119                47,798
Advanced Recognition
   Technologies Series B (b)                       74,871               187,178
Advanced Recognition
   Technologies Series C (b)                        8,005                20,013
MatrixOne Series D (b)                             14,964                86,791
Myriad UltraSound
    Systems Series A (b)                           13,068                    --
Myriad UltraSound
   Systems Series B (b)                            14,491                    --
Myriad UltraSound
   Systems Series C (b)                            14,351                    --
Oren Series I (b)                                     132                   211
Oren Series K (b)                                     220                   352
Oren Series L (b)                                     256                   307
ServiceSoft Series F (b)                            5,414                 6,929
                                                                   -------------
                                                                        349,579
--------------------------------------------------------------------------------

                                                  Ownership            Market
                                                 Percentage (c)      Value (a)
--------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 2.5%
Alta Berkeley III, foreign (b)                       1.78%         $    325,940
Ampersand Specialty
   Materials & Chemicals II (b)                      1.82               645,761
Broad Street Investment Fund I (b)                   0.29                 6,126
South Street Corporate Recovery
   Fund I (b)                                        1.44                    --
Vanguard Associates II (b)                           3.72                23,192
Vanguard Associates III (b)                          6.55               308,347
                                                                   -------------
                                                                      1,309,366
--------------------------------------------------------------------------------

                                                                       Market
                                                Quantity (c)         Value (a)
--------------------------------------------------------------------------------
CALL OPTIONS - 0.1%
GalaGen, $2.56, 02/22/03                            1,625                    --
Tut Systems, $0.36, 01/31/04                          952                42,283
                                                                   -------------
                                                                         42,283
--------------------------------------------------------------------------------
WARRANT - 0.0%
Myriad UltraSound
      Systems, $1.27, 06/15/99                        457                    --
================================================================================
TOTAL INVESTMENTS IN RESTRICTED SECURITIES
(COST: $2,134,968).................................................$  4,269,399
================================================================================
TOTAL INVESTMENTS IN LONG-TERM SECURITIES
(COST: $40,661,063)................................................$ 47,011,712
================================================================================


             SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 19

                                 FUND PORTFOLIO
                           IAI GROWTH AND INCOME FUND


                                 MARCH 31, 1999


SHORT-TERM SECURITIES - 9.0%
                                                                                     Principal           Market
                                                          Rate       Maturity           Amount         Value (a)
------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 9.0%
Pitney Bowes Credit (FINANCIAL)                           5.00%      04/01/99      $ 2,100,000       $  2,100,000
Xerox (INDUSTRIAL)                                        5.00       04/01/99        2,600,000          2,600,000
                                                                                                     -------------
                                                                                                        4,700,000
==================================================================================================================
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $4,700,000).................................................................................$    4,700,000
==================================================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $45,361,063) (e)............................................................................$   51,711,712
==================================================================================================================
OTHER ASSETS AND LIABILITIES (NET) - 1.0%
   ................................................................................................$      508,343
==================================================================================================================
TOTAL NET ASSETS
   ................................................................................................$   52,220,055
==================================================================================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 19
12

                                 FUND PORTFOLIO
                                IAI REGIONAL FUND


                                 MARCH 31, 1999
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS - 87.1%
                                                                       Market
                                                 Quantity            Value (a)
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 4.2%
Galileo International                             135,100          $  6,535,463
HA-LO Industries (b)                              257,950             3,176,009
Metzler Group (b)                                  57,000             1,788,375
                                                                   -------------
                                                                     11,499,847
--------------------------------------------------------------------------------
CONSUMER DURABLES - 6.4%
Excelsior-Henderson
   Motorcycle Manufacturing (b)                   290,000             2,247,500
Harley-Davidson                                   115,000             6,612,500
Intranet Solutions (b)                            485,000             4,001,250
ITI Technologies (b)                               51,800             1,554,000
Koala (b)                                          19,200               398,400
Newell Rubbermaid                                  62,200             2,954,500
                                                                   -------------
                                                                     17,768,150
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES - 7.4%
Dean Foods                                        157,300             5,603,813
Hormel Foods                                       99,200             3,534,000
Tootsie Roll Industries                           146,054             6,727,612
Wm. Wrigley Jr                                     50,000             4,521,875
                                                                   -------------
                                                                     20,387,300
--------------------------------------------------------------------------------
CONSUMER SERVICES - 1.5%
Lodgenet Entertainment (b)(d)                     607,700             3,988,030
--------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 3.5%
Computer Network
   Technology (b)                                 373,000             6,014,625
Molex                                             127,600             3,748,250
                                                                   -------------
                                                                      9,762,875
--------------------------------------------------------------------------------

                                                                       Market
                                                 Quantity            Value (a)
--------------------------------------------------------------------------------
FINANCIAL - 7.3%
Allstate                                          107,300          $  3,976,806
Commercial Federal                                 87,300             2,024,269
Horace Mann Educators                             100,000             2,318,750
National Equipment Services (b)                   232,300             2,148,775
ReliaStar Financial                               226,100             9,637,513
                                                                   -------------
                                                                     20,106,113
--------------------------------------------------------------------------------
HEALTH SERVICES - 2.4%
Patterson Dental (b)                              134,650             5,823,613
ServiceMaster                                      32,350               657,109
                                                                   -------------
                                                                      6,480,722
--------------------------------------------------------------------------------
HEALTH TECHNOLOGY - 14.8%
Abbott Laboratories                               220,600            10,326,838
Baxter International                               95,000             6,270,000
Diametrics Medical (b)                          1,319,300             7,833,812
GalaGen (b)                                       291,733               565,233
Medtronic                                          67,600             4,850,300
Northfield Laboratories (b)                       442,800             4,870,800
Sybron International (b)                          239,400             5,985,000
                                                                   -------------
                                                                     40,701,983
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 1.3%
Superior Services (b)                             175,000             3,467,188
--------------------------------------------------------------------------------
PROCESS INDUSTRIES - 8.4%
AptarGroup                                        112,800             2,932,800
Berkshire Hathaway Class A (b)                         50             3,570,000
Donaldson                                         210,000             3,780,000
Ecolab                                            140,000             4,970,000
Northland Cranberries Class A                     457,800             3,319,050
Valspar                                           149,200             4,709,125
                                                                   -------------
                                                                     23,280,975
--------------------------------------------------------------------------------


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 19

                                 FUND PORTFOLIO
                                IAI REGIONAL FUND


                                 MARCH 31, 1999

COMMON STOCKS (CONT.)
                                                                       Market
                                                 Quantity            Value (a)
-------------------------------------------------------------------------------
PRODUCER MANUFACTURING - 9.5%
ABC Rail Products (b)                             253,400          $  3,199,175
Illinois Tool Works                                99,500             6,156,562
Littlefuse (b)                                    155,000             2,848,125
Rayovac (b)                                       285,000             7,855,313
Recovery Engineering (b)(d)                       453,200             4,248,750
Zebra Technologies Class A (b)                     82,400             1,957,000
                                                                   -------------
                                                                     26,264,925
--------------------------------------------------------------------------------
RETAIL TRADE - 13.0%
Casey's General Stores                            437,700             6,456,075
Dayton Hudson                                     150,000             9,993,750
Fastenal                                           60,000             2,103,750
Kohl's (b)                                         62,200             4,408,425
Lands' End (b)                                     72,400             2,506,850
Video Update Class A (b)(d)                     1,474,700             1,244,278
Walgreen                                          326,000             9,209,500
                                                                   -------------
                                                                     35,922,628
--------------------------------------------------------------------------------
TECHNOLOGY SERVICES - 7.4%
Anicom (b)                                        307,692             2,692,305
Fiserv (b)                                         94,700             5,078,287
Fourth Shift (b)                                   20,000               107,500
Great Plains Software (b)                          88,900             3,439,319
Information Advantage (b)                          21,344               141,404
Richardson Electronics                            255,600             1,325,925
Secure Computing (b)                              668,000             7,014,000
Spyglass (b)                                       74,100               666,900
                                                                    ------------
                                                                     20,465,640
================================================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $205,715,442).............................................$  240,096,376
================================================================================

RESTRICTED SECURITIES - 12.3%
                                                                       Market
                                                Quantity (c)         Value (a)
--------------------------------------------------------------------------------
COMMON STOCKS - 4.3%
AccessLine Technologies Class A (b)                   440          $        264
Aclara BioSciences (b)                              4,383                   701
Advanced Recognition
   Technologies (b)                                 2,315                 5,788
Anglo Chinese Investment
   Company, foreign (b)                             1,600               252,448
Oren (b)                                               27                     5
PACE Health Management
   Systems (b)                                    340,705                12,265
Pacific Monolithics (b)                             9,865                   100
Tut Systems (b)                                   258,697            11,583,158
Westgate Acquisitions (b)                          42,272                    --
                                                                   -------------
                                                                     11,854,729
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 0.7%
Advanced Recognition
   Technologies Series A (b)                       20,985                52,462
Advanced Recognition
   Technologies Series B (b)                       82,181               205,453
Advanced Recognition
   Technologies Series C (b)                        8,787                21,968
Intellon Series A (b)                             600,000             1,116,000
Intellon Series B (b)                             192,921               358,833
Myriad UltraSound
   Systems Series A (b)                            14,344                    --
Myriad UltraSound
   Systems Series B (b)                            15,905                    --
Myriad UltraSound
   Systems Series C (b)                            15,752                    --
Oren Series I (b)                                     145                   232
Oren Series K (b)                                     242                   387
Oren Series L (b)                                     281                   337
PACE Health Management
   Systems Series A (b)                           125,000                62,500
ServiceSoft Series F (b)                            5,941                 7,605
                                                                   -------------
                                                                      1,825,777
--------------------------------------------------------------------------------
NON-CONVERTIBLE PREFERRED STOCK - 0.0%
Westgate Acquisitions Series A (b)                 86,198                     1
--------------------------------------------------------------------------------


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 19
14

                                 FUND PORTFOLIO
                                IAI REGIONAL FUND


                                 MARCH 31, 1999

RESTRICTED SECURITIES (CONT.)
                                                  Ownership            Market
                                                Percentage (c)       Value (a)
--------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 7.3%
Agio Capital Partners I (b)                         10.66%         $    975,038
Alta Berkeley III, foreign (b)                       3.56               651,897
Ampersand Specialty
   Materials & Chemicals II (b)                      2.72               968,629
Greenwich Street
   Capital Partners (b)                              3.00             7,467,292
Pathfinder Venture
   Capital Fund III (b)                              3.99               761,102
South Street Corporate
   Recovery Fund I (b)                               3.08                     1
South Street Leveraged Corporate
   Recovery Fund I (b)                               3.85                    --
Spectrum Equity Investors (b)                        2.76             3,965,246
Spell Capital Partners (b)                           4.00               366,992
Vanguard Associates II (b)                           3.72                23,191
Vanguard Associates III (b)                          6.20               323,808
Vanguard Associates IV (b)                           9.44             4,573,295
                                                                   -------------
                                                                     20,076,491
--------------------------------------------------------------------------------

                                                Principal              Market
  Rate             Maturity                     Amount (c)           Value (a)
--------------------------------------------------------------------------------
CONVERTIBLE DEBENTURE - 0.0%
Air Communications Series B (b)
10.00%             02/28/97                       258,332                    --
--------------------------------------------------------------------------------

                                                                       Market
                                                Quantity (c)         Value (a)
--------------------------------------------------------------------------------
CALL OPTIONS - 0.0%
GalaGen, $2.56, 02/22/03                            6,500                    --
GalaGen, $2.56, 12/27/05                              812                    --
Tut Systems, $0.36, 01/31/04                        2,049                91,006
                                                                   -------------
                                                                         91,006
--------------------------------------------------------------------------------

                                                                       Market
                                                Quantity (c)         Value (a)
--------------------------------------------------------------------------------
WARRANTS - 0.0%
AccessLine
     Technologies, $0.60, 10/15/99
                                                   71,420          $          1
GalaGen, $11.08, 06/16/99                           5,687                    --
GalaGen, $11.08, 03/24/00                           2,256                    --
GalaGen, $11.08, 07/09/00                           1,805                    --
GalaGen, $7.00, 01/29/01                            7,500                    --
Myriad UltraSound
     Systems, $1.27, 06/15/99                         501                    --
PACE Health Management
     Systems, $4.12, 01/31/00                      21,820                    --
PACE Health Management
     Systems, $0.50, 07/07/02                      62,500                    --
PACE Health Management
     Systems, $3.00, 08/31/05                      35,000                    --
                                                                              1
================================================================================
TOTAL INVESTMENTS IN RESTRICTED SECURITIES
(COST: $14,749,044)..............................................$   33,848,005
================================================================================
TOTAL INVESTMENTS IN LONG-TERM
SECURITIES
(COST: $220,464,486).............................................$  273,944,381
================================================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 19

                                 FUND PORTFOLIO
                                IAI REGIONAL FUND


                                 MARCH 31, 1999


SHORT-TERM SECURITIES - 1.7%
                                                                                     Principal           Market
                                                          Rate       Maturity           Amount         Value (a)
------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 1.7%
 Xerox (INDUSTRIAL)                                       5.00%      04/01/99     $   4,700,000      $  4,700,000
==================================================================================================================
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $4,700,000).................................................................................$    4,700,000
==================================================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $225,164,486) (e)...........................................................................$  278,644,381
==================================================================================================================
OTHER ASSETS AND LIABILITIES (NET)-(1.1%)
 ...................................................................................................$   (2,966,632)
==================================================================================================================
TOTAL NET ASSETS
 ...................................................................................................$  275,677,749
==================================================================================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 19
16

                                 FUND PORTFOLIO
                                 IAI VALUE FUND


                                 MARCH 31, 1999
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS - 27.0%
                                                                       Market
                                                 Quantity            Value (a)
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 2.9%
Phoenix International (b)                          13,650          $     66,544
Scientific Games (b)                                8,500               150,875
Towne Services (b)                                 17,800               174,662
                                                                   -------------
                                                                        392,081
--------------------------------------------------------------------------------
CONSUMER DURABLES - 2.9%
Department 56 (b)                                   4,500               136,969
Polaris Industries                                  4,300               136,525
Sturm, Ruger & Company                             12,200               122,000
                                                                   -------------
                                                                        395,494
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES - 3.5%
800 - JR Cigar (b)                                 30,000               232,500
St. John Knits                                      4,600               121,325
Swisher International Class A (b)                  14,700               131,381
                                                                   -------------
                                                                        485,206
--------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 1.9%
Belden                                              6,000               102,375
Black Box (b)                                       4,900               151,900
                                                                   -------------
                                                                        254,275
--------------------------------------------------------------------------------
FINANCIAL - 3.4%
Friedman, Billings, Ramsey
   Group Class A (b)                               15,300               102,318
Leucadia National (b)                               5,600               169,400
LifeUSA Holding                                     6,632                70,880
United Asset Management                             4,400                99,550
Wilshire Real Estate
   Investment Trust                                 6,400                22,800
                                                                   -------------
                                                                        464,948
--------------------------------------------------------------------------------
HEALTH SERVICES - 1.9%
First Health Group (b)                              6,900               110,831
Trigon Healthcare (b)                               4,300               147,275
                                                                   -------------
                                                                        258,106
--------------------------------------------------------------------------------

                                                                       Market
                                                 Quantity            Value (a)
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 2.1%
Nabors Industries (b)                               7,900          $    143,681
Petroleum Geo-Services ADR (b)                      6,200                94,550
R&B Falcon (b)                                      6,300                55,519
                                                                   -------------
                                                                        293,750
--------------------------------------------------------------------------------
NON-ENERGY MINERALS - 0.9%
Nucor                                               2,900               127,782
--------------------------------------------------------------------------------
PROCESS INDUSTRIES - 1.7%
Building One Services (b)                           9,000               154,688
Schweitzer-Mauduit International                    6,400                73,600
                                                                   -------------
                                                                        228,288
--------------------------------------------------------------------------------
PRODUCER MANUFACTURING - 4.8%
CompX International Class A (b)                     6,100                77,775
Holophane (b)                                       6,900               151,800
NCI Building Systems (b)                            6,800               159,800
Nordson                                             2,200               122,650
Rayovac (b)                                         5,200               143,325
                                                                   -------------
                                                                        655,350
--------------------------------------------------------------------------------
RETAIL TRADE - 1.0%
Pizza Inn                                          47,900               143,700
================================================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $4,734,049)...............................................$    3,698,980
================================================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 19

                                 FUND PORTFOLIO
                                 IAI VALUE FUND


                                 MARCH 31, 1999

RESTRICTED SECURITIES - 71.1%
                                                                       Market
                                                Quantity (c)         Value (a)
--------------------------------------------------------------------------------
COMMON STOCKS - 28.7%
Advanced Recognition
   Technologies (b)                                   720          $      1,800
Oren (b)                                                8                     2
Pacific Monolithics (b)                             9,865                    99
Tut Systems (b)                                    87,580             3,921,394
Westgate Acquisitions (b)                          42,272                    --
                                                                   -------------
                                                                      3,923,295
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 39.0%
Advanced Recognition
   Technologies Series A (b)                        6,529                16,323
Advanced Recognition
   Technologies Series B (b)                       25,569                63,923
Advanced Recognition
   Technologies Series C (b)                        2,734                 6,835
Intellon Series A (b)                             200,000               372,000
Myriad UltraSound
    Systems Series A (b)                            4,463                    --
Myriad UltraSound
   Systems Series B (b)                             4,949                    --
Myriad UltraSound
   Systems Series C (b)                             4,901                    --
Oren Series I (b)                                      45                    72
Oren Series K (b)                                      75                   120
Oren Series L (b)                                      87                   104
Pathnet Series A (b)                              100,000             3,407,500
Pathnet Series B (b)                               43,153             1,470,438
ServiceSoft Series F (b)                            1,850                 2,367
                                                                   -------------
                                                                      5,339,682
--------------------------------------------------------------------------------
NON-CONVERTIBLE PREFERRED STOCK - 0.0%
Westgate Acquisitions Series A (b)                 86,198                     1
--------------------------------------------------------------------------------

                                                  Ownership            Market
                                                Percentage (c)       Value (a)
--------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 2.9%
Ampersand Specialty
   Materials & Chemicals II (b)                      0.91%         $    322,882
South Street Leveraged
   Corporate Recovery Fund I (b)                     1.10                    --
Vanguard Associates III (b)                          1.42                70,245
                                                                   -------------
                                                                        393,127
-------------------------------------------------------------------------------

                                                                       Market
                                                Quantity (c)         Value (a)
--------------------------------------------------------------------------------
CALL OPTION - 0.5%
Tut Systems, $0.36, 01/31/04                        1,500                66,623
--------------------------------------------------------------------------------
WARRANT - 0.0%
Myriad UltraSound
     Systems, $1.27, 06/15/99                         156                    --
================================================================================
TOTAL INVESTMENTS IN RESTRICTED SECURITIES
(COST: $1,186,134)...............................................$    9,722,728
================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $5,920,183) (e)...........................................$   13,421,708
================================================================================
OTHER ASSETS AND LIABILITIES (NET)-1.9%
   ..............................................................$      261,335
================================================================================
TOTAL NET ASSETS
   ..............................................................$   13,683,043
================================================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 19
18

                            NOTES TO FUND PORTFOLIOS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


                                 MARCH 31, 1999

                                       (a)

Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)

Currently non-income producing security.

                                       (c)

Restricted securities generally must be registered with the Securities and Exchange Commission under the Securities Act of 1933 prior to being sold to the public. For each restricted security issue held at March 31, 1999, the Fund held no unrestricted securities of the same issuer as of either the date the purchase price was agreed to or the date the Fund first obtained an enforceable right to obtain the securities. Information concerning each restricted security held at March 31, 1999 is shown on pages 22-26.

                                       (d)

Investment represents five percent or more of the outstanding voting securities of the issuer, and is therefore an affiliate, as defined in the Investment Company Act of 1940, at March 31, 1999. A summary of transactions during the period with affiliated issuers of the Funds follows:

                                IAI GROWTH AND INCOME FUND AFFILIATED ISSUERS
-----------------------------------------------------------------------------------------------------------------
                                        PURCHASES                  SALES               REALIZED       INVESTMENT
                               -----------------------------------------------------
   ISSUER                         QUANTITY      COST        QUANTITY    PROCEEDS      GAIN (LOSS)       INCOME
-----------------------------------------------------------------------------------------------------------------
*  GalaGen Options 05/22/98           --     $     --         1,625     $     --       $      --        $    --
*  GalaGen Options 02/22/03        1,625     $     --            --     $     --       $      --        $    --
*^ Tut Common Stock               55,556     $200,157            --     $     --       $      --        $    --
*^ Tut series D Preferred Stock       --     $     --       222,222     $200,157       $      --        $    --
*  Tut Options 1/31/04               952     $     --            --     $     --       $      --        $    --

* SECURITIES THAT WERE AFFILIATED DURING THE YEAR ENDING ON 3/31/99 BUT NOT AT 3/31/99
^ TUT PREFERRED STOCK WITH A TOTAL COST OF $200,157 CONVERTED 1 FOR 4 INTO
  COMMON STOCK

                            NOTES TO FUND PORTFOLIOS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


                                 MARCH 31, 1999

                                      IAI REGIONAL FUND AFFILIATED ISSUERS
-----------------------------------------------------------------------------------------------------------------
                                        PURCHASES                    SALES              REALIZED      INVESTMENT
                           ---------------------------------------------------------
ISSUER                          QUANTITY          COST       QUANTITY     PROCEEDS     GAIN (LOSS)      INCOME
-----------------------------------------------------------------------------------------------------------------
*ABC Rail Products                30,000      $  461,493      261,000    $3,528,957    $(2,314,583)    $      --
*Aetrium                              --      $       --      473,500    $2,933,035    $(5,466,618)    $      --
*Galagen Options 05/22/98             --      $       --        6,500    $       --    $        --     $      --
*Galagen Options 02/22/03          6,500      $       --           --    $       --    $        --     $      --
*Galagen Options 12/27/05            812      $       --           --    $       --    $        --     $      --
*Galagen Options 03/27/01            271      $       --          812    $       --    $        --     $      --
  Lodgenet Entertainment         108,200      $1,080,333       29,500    $  168,132    $  (215,368)    $      --
*PACE Health Management
    Systems Warrants 07/07/02         --      $       --       62,500    $       --    $        --     $      --
  Recovery Engineering           218,100      $1,937,638           --    $       --    $        --     $      --
*^Tut Common Stock               258,697      $1,243,556           --    $       --    $        --     $      --
*Tut Options 01/31/04              2,049      $       --           --    $       --    $        --     $      --
*^Tut Series D Preferred Stock        --      $       --      478,416    $  430,916    $        --     $      --
*^Tut Series E Preferred Stock        --      $       --      217,391    $  250,563    $        --     $      --
*^Tut Series F Preferred Stock        --      $       --      260,000    $  325,095    $        --     $      --
*^Tut Series G Preferred Stock        --      $       --       78,980    $  236,982    $        --     $      --
 Video Update Class A            138,100      $  409,906           --    $       --    $        --     $      --

* SECURITIES THAT WERE AFFILIATED DURING THE YEAR ENDING ON 3/31/99 BUT NOT AT 3/31/99
^ TUT PREFERRED STOCK WITH A TOTAL COST OF $1,243,556 CONVERTED 1 FOR 4 INTO
  COMMON STOCK


                                        IAI VALUE FUND AFFILIATED ISSUERS
-------------------------------------------------------------------------------------------------------------
                                    PURCHASES                    SALES               REALIZED     INVESTMENT
                          -------------------------------------------------------
ISSUER                        QUANTITY       COST       QUANTITY      PROCEEDS      GAIN (LOSS)     INCOME
-------------------------------------------------------------------------------------------------------------
*^Tut Common Stock             87,580      $ 315,524          --     $      --      $      --      $      --
*^Tut Series D Preferred Stock     --      $      --     350,319     $ 315,524      $      --      $      --
*Tut Options 01/31/04           1,500      $      --          --     $      --      $      --      $      --

* SECURITIES THAT WERE AFFILIATED DURING THE YEAR ENDING ON 3/31/99 BUT NOT AT 3/31/99
^ TUT PREFERRED STOCK WITH A TOTAL COST OF $315,524 CONVERTED 1 FOR 4 INTO
  COMMON STOCK

                            NOTES TO FUND PORTFOLIOS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


                                 MARCH 31, 1999

                                       (e)

At March 31, 1999, the cost of securities for federal in come tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                             IAI GROWTH AND INCOME FUND        IAI REGIONAL FUND        IAI VALUE FUND
------------------------------------------------------------------------------------------------------
Cost for federal tax purposes    $  47,233,620                $  235,464,960             $  6,312,165
                               =======================================================================

Gross unrealized appreciation    $   9,081,970                $   70,464,268             $  8,894,464
Gross unrealized depreciation       (4,603,878)                  (27,284,847)              (1,784,921)
                               -----------------------------------------------------------------------
Net unrealized appreciation
(depreciation)                   $   4,478,092                $   43,179,421             $  7,109,543
                               =======================================================================

                            NOTES TO FUND PORTFOLIOS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


                                 MARCH 31, 1999

RESTRICTED SECURITIES
IAI GROWTH AND INCOME FUND

COMMON STOCKS

Security                                          Acquisition Date         Cost
--------------------------------------------------------------------------------
Advanced Recognition
   Technologies                                       06/16/97       $       47
MatrixOne Class A                                     10/20/88          139,353
                                                      09/29/92            1,545
Oren                                                  06/16/97                5
PACE Health
   Management Systems                                 01/11/94          499,996
Tut Systems                                           02/17/94          200,157

CONVERTIBLE PREFERRED STOCKS

Security                                          Acquisition Date         Cost
--------------------------------------------------------------------------------
Advanced Recognition
   Technologies Series A                              06/16/97       $    7,208
Advanced Recognition
   Technologies Series B                              06/16/97           14,845
Advanced Recognition
   Technologies Series C                              06/16/97            4,713
MatrixOne Series D                                    10/20/88          179,842
Myriad UltraSound Systems
   Series A                                           06/16/97            6,743
Myriad UltraSound Systems
   Series B                                           06/16/97           16,375
Myriad UltraSound Systems
   Series C                                           06/16/97           18,154
Oren Series I                                         06/16/97              211
Oren Series K                                         06/16/97              352
Oren Series L                                         06/16/97              307
ServiceSoft Series F                                  06/16/97           52,494

LIMITED PARTNERSHIPS

Security                                          Acquisition Date         Cost
--------------------------------------------------------------------------------
Alta Berkeley III, foreign                            09/25/96        $  46,010
                                                      06/06/97           23,135
                                                      11/05/97           23,396
                                                      07/27/98           22,647
                                                      02/09/99           23,179
Ampersand Specialty Materials
   & Chemicals II                                     12/05/96           28,848
                                                      03/05/98          100,000
Broad Street Investment
   Fund I                                             05/08/91            9,008
South Street Corporate
   Recovery Fund I                                    10/03/95               --
Vanguard Associates II                                12/10/84           65,476
                                                      10/31/86          112,672
Vanguard Associates III                               01/10/92          198,872
                                                      01/11/93          305,250
                                                      09/30/93           34,128

CALL OPTIONS

Security                                          Acquisition Date         Cost
--------------------------------------------------------------------------------
GalaGen 02/22/03                                      02/22/94       $       --
                                                      02/22/95               --
                                                      02/22/96               --
                                                      02/22/97               --
                                                      02/22/98               --
Tut Systems 01/31/04                                  02/16/94               --

WARRANTS

Security                                          Acquisition Date         Cost
--------------------------------------------------------------------------------
Myriad UltraSound Systems
   06/15/99                                           02/16/94       $       --

                            NOTES TO FUND PORTFOLIOS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


                                 MARCH 31, 1999

RESTRICTED SECURITIES
IAI REGIONAL FUND

COMMON STOCKS

Security                                          Acquisition Date         Cost
--------------------------------------------------------------------------------
AccessLine Technologies
   Class A                                            06/30/94       $  709,169
Aclara BioSciences                                    12/30/97               --
Advanced Recognition
   Technologies                                       06/16/97               52
Anglo Chinese Investment
   Company, foreign                                   12/27/90          157,263
                                                      02/07/94          343,001
                                                      02/09/94            6,311
Oren                                                  06/16/97                5
PACE Health
   Management Systems                                 01/11/94          750,000
                                                      01/31/95          201,525
                                                      04/27/95          150,625
                                                      06/20/95           75,000
                                                      09/17/96          212,502
Pacific Monolithics                                   04/24/85           24,999
                                                      08/06/85           75,000
                                                      08/19/86           47,989
Tut Systems                                           02/17/94          400,293
                                                      04/08/94           30,623
                                                      12/21/94          250,563
                                                      07/30/96          325,095
                                                      12/16/97          236,981
Westgate Acquisitions                                 11/30/91           42,272

CONVERTIBLE PREFERRED STOCKS

Security                                          Acquisition Date         Cost
--------------------------------------------------------------------------------
Advanced Recognition
   Technologies Series A                              06/16/97       $    7,912
Advanced Recognition
   Technologies Series B                              06/16/97           16,294
Advanced Recognition
   Technologies Series C                              06/16/97            5,173
Intellon Series A                                     03/24/94          600,489
Intellon Series B                                     04/03/96          358,892
Myriad UltraSound Systems
   Series A                                           06/16/97            7,403
Myriad UltraSound Systems
   Series B                                           06/16/97           17,973
Myriad UltraSound Systems
   Series C                                           06/16/97           19,926
Oren Series I                                         06/16/97              231
Oren Series K                                         06/16/97              387
Oren Series L                                         06/16/97              337
PACE Health Management
   Systems Series A                                   02/19/98          125,207
ServiceSoft Series F                                  06/16/97           57,621

NON-CONVERTIBLE PREFERRED STOCK

Security                                          Acquisition Date         Cost
--------------------------------------------------------------------------------
Westgate Acquisitions Series A                        11/30/91       $   52,876

                            NOTES TO FUND PORTFOLIOS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


                                 MARCH 31, 1999

RESTRICTED SECURITIES
IAI REGIONAL FUND (CONT.)

LIMITED PARTNERSHIPS

Security                                          Acquisition Date         Cost
--------------------------------------------------------------------------------
Agio Capital Partners I                               01/26/96       $   75,000
                                                      01/03/97          300,000
                                                      10/15/97          300,000
                                                      10/29/98          450,000
Alta Berkeley III, foreign                            09/25/96           92,022
                                                      06/06/97           46,273
                                                      11/05/97           46,793
                                                      07/27/98           45,293
                                                      02/09/99           46,358
Ampersand Specialty
   Materials & Chemicals II                           12/05/96           43,270
                                                      03/05/98          150,000
Greenwich Street
   Capital Partners                                   04/28/97        1,070,379
                                                      08/22/97          351,787
                                                      12/12/97           82,319
                                                      01/02/98        1,718,344
                                                      01/15/98        1,080,130
                                                      12/17/98          641,287
Pathfinder Venture
Capital Fund III                                      10/29/92           50,389
                                                      04/20/93          100,000
                                                      08/24/93          100,000
                                                      03/24/94          100,000
                                                      12/08/94          100,000
                                                      11/01/95           50,000
                                                      08/14/96           50,000
                                                      09/17/97           50,000
                                                      10/15/98           50,000

Security                                          Acquisition Date         Cost
--------------------------------------------------------------------------------
South Street Corporate
   Recovery Fund I                                    10/03/95       $       --
South Street Leveraged
   Corporate Recovery Fund I                          10/03/95               --
Spectrum Equity Investors                             02/12/97           87,136
                                                      02/26/97          150,000
                                                      05/05/97          120,000
                                                      06/10/97           75,000
                                                      09/30/97           75,000
                                                      12/09/97           60,000
                                                      01/20/98          180,000
                                                      07/24/98           90,000
                                                      02/10/99           60,000
Spell Capital Partners                                10/17/97           20,000
                                                      12/21/98          367,000
Vanguard Associates II                                12/10/84           65,475
                                                      10/31/86          112,672
Vanguard Associates III                               01/10/92          188,122
                                                      01/11/93          288,750
                                                      09/30/93           32,284
Vanguard Associates IV                                07/26/96           19,612

                            NOTES TO FUND PORTFOLIOS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


                                 MARCH 31, 1999

RESTRICTED SECURITIES
IAI REGIONAL FUND (CONT.)

CONVERTIBLE DEBENTURE

Security                                          Acquisition Date         Cost
--------------------------------------------------------------------------------
Air Communications
Series B 02/28/97                                     11/21/95       $   75,000
                                                      11/30/95           50,000
                                                      02/26/96           50,000
                                                      03/22/96           58,333
                                                      05/21/96           16,666
                                                      06/25/96            8,333

CALL OPTIONS

Security                                          Acquisition Date         Cost
--------------------------------------------------------------------------------
Gala Gen 02/22/03                                     02/22/94       $       --
                                                      02/22/95               --
                                                      02/22/96               --
                                                      02/22/97               --
                                                      02/22/98               --
GalaGen 12/27/05                                      12/26/96               --
                                                      12/26/97               --
                                                      12/28/98               --
Tut Systems 01/31/04                                  02/16/94               --

WARRANTS

Security                                          Acquisition Date         Cost
--------------------------------------------------------------------------------
AccessLine Technologies
    10/15/99                                          12/27/98       $       --
GalaGen 06/16/99                                      12/05/94               --
GalaGen 03/24/00                                      04/13/95               --
GalaGen 07/09/00                                      07/07/95               --
GalaGen 01/29/01                                      01/30/96               --
Myriad UltraSound Systems
   06/15/99                                           10/15/96               --
PACE Health Management
   Systems 01/31/00                                   03/30/95               --
PACE Health Management
   Systems 07/07/02                                   02/19/98               --
PACE Health Management
   Systems 08/31/05                                   01/16/96               28

                            NOTES TO FUND PORTFOLIOS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


                                 MARCH 31, 1999

RESTRICTED SECURITIES
IAI VALUE FUND

COMMON STOCKS

Security                                          Acquisition Date         Cost
--------------------------------------------------------------------------------
Advanced Recognition
   Technologies                                       06/16/97       $       16
Oren                                                  06/16/97                2
Pacific Monolithics                                   04/24/85           24,999
                                                      08/06/85           75,000
                                                      08/19/86           47,990
Tut Systems                                           02/17/94          300,220
                                                      04/08/94           15,303
Westgate Acquisitions                                 11/30/91           42,272

CONVERTIBLE PREFERRED STOCKS

Security                                          Acquisition Date         Cost
--------------------------------------------------------------------------------
Advanced Recognition
   Technologies Series A                              06/16/97       $    2,461
Advanced Recognition
   Technologies Series B                              06/16/97            5,069
Advanced Recognition
   Technologies Series C                              06/16/97            1,610
Intellon Series A                                     03/24/94          200,163
Myriad Ultrasound Systems
   Series A                                           06/16/97            2,303
Myriad Ultrasound Systems
   Series B                                           06/16/97            5,592
Myriad Ultrasound Systems
   Series C                                           06/16/97            6,200
Oren Series I                                         06/16/97               72
Oren Series K                                         06/16/97              120
Oren Series L                                         06/16/97              105
PathNet Series A                                      08/28/95           50,567
                                                      02/09/96           50,732
PathNet Series B                                      08/05/96           70,078
                                                      12/23/96           33,652
ServiceSoft Series F                                  06/16/97           17,928

NON-CONVERTIBLE PREFERRED STOCK

Security                                          Acquisition Date         Cost
--------------------------------------------------------------------------------
Westgate Acquisitions Series A                        11/30/91       $   52,876

LIMITED PARTNERSHIPS

Security                                          Acquisition Date         Cost
--------------------------------------------------------------------------------
Ampersand Specialty Materials
    & Chemicals II                                    12/05/96       $   14,425
                                                      03/05/98           50,000
South Street Leveraged
    Corporate Recovery Fund I                         10/03/95               --
Vanguard Associates III                               01/10/92           43,000
                                                      01/11/93           66,000
                                                      09/30/93            7,379

CALL OPTION

Security                                          Acquisition Date         Cost
--------------------------------------------------------------------------------
Tut Systems 01/31/04                                  02/16/94       $       --

WARRANT

Security                                          Acquisition Date         Cost
--------------------------------------------------------------------------------
Myriad Ultrasound Systems
   06/15/99                                           10/15/96       $       --

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      STATEMENTS OF ASSETS AND LIABILITIES
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


                                 MARCH 31, 1999

                                                                               IAI GROWTH AND INCOME FUND
----------------------------------------------------------------------------------------------------------
ASSETS

Investments in securities of unaffiliated issuers, at market
    (Cost: $45,361,063, $206,138,302 and $5,920,183, respectively)                     $ 51,711,712
Investments in securities of affiliated issuers, at market
    (Cost: $0, $19,026,184 and $0, respectively)                                                 --
                                                                               ---------------------------
    TOTAL INVESTMENTS IN SECURITIES (SEE FUND PORTFOLIOS)                                51,711,712
Cash in bank on demand deposit                                                              121,525
Receivable for investment securities sold                                                   274,376
Receivable for Fund shares sold                                                                 890
Dividends and accrued interest receivable                                                    58,759
Other assets (Note 2)                                                                        53,323
                                                                               ---------------------------
    TOTAL ASSETS                                                                         52,220,585
                                                                               ---------------------------
LIABILITIES

Payable for investment securities purchased                                                      --
Other accrued expenses                                                                          530
                                                                               ---------------------------
    TOTAL LIABILITIES                                                                           530
                                                                               ---------------------------
    NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                                 $ 52,220,055
                                                                               ===========================
REPRESENTED BY:

Capital stock                                                                          $     35,897
Additional paid-in capital                                                               32,663,295
Undistributed net investment income                                                         570,658
Accumulated net realized gains (losses)                                                  12,599,556
Unrealized appreciation on investment securities                                          6,350,649
                                                                               ---------------------------
    TOTAL - REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK            $ 52,220,055
                                                                               ===========================
    Shares of capital stock outstanding;
       authorized 10 billion shares each of $.01 par value stock                          3,589,734
                                                                               ---------------------------
    NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                             $      14.55
                                                                               ===========================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 39
28


   IAI REGIONAL FUND         IAI VALUE FUND
----------------------------------------------



      $269,163,323            $ 13,421,708

         9,481,058                      --
----------------------------------------------
       278,644,381              13,421,708
           136,644                 247,960
           272,986                      --
             5,739                      --
            99,882                   1,852
            65,773                  11,766
----------------------------------------------
       279,225,405              13,683,286
----------------------------------------------


         3,547,656                      --
                --                     243
----------------------------------------------
         3,547,656                     243
----------------------------------------------
      $275,677,749            $ 13,683,043
==============================================


      $    129,708            $     11,212
       207,535,994               7,434,097
           902,655                      --
        13,629,497              (1,263,791)
        53,479,895               7,501,525
----------------------------------------------
      $275,677,749            $ 13,683,043
==============================================

        12,970,778               1,121,174
----------------------------------------------
      $      21.25            $      12.20
==============================================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 39

                            STATEMENTS OF OPERATIONS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                            YEAR ENDED MARCH 31, 1999

                                                                                              IAI GROWTH AND INCOME FUND
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME

    INCOME
       Dividends (net of foreign income taxes withheld of $4,064, $0 and $0, respectively)            $    771,975
       Interest                                                                                            277,805
                                                                                              ---------------------------
           TOTAL INCOME                                                                                  1,049,780
                                                                                              ---------------------------
    EXPENSES
       Management fees                                                                                     941,776
       Compensation of Directors                                                                            18,589
       Interest                                                                                              6,386
       Other expenses                                                                                           --
                                                                                              ---------------------------
    TOTAL EXPENSES                                                                                         966,751
           Less fees reimbursed by Advisers                                                                (18,589)
                                                                                              ---------------------------
           NET EXPENSES                                                                                    948,162
                                                                                              ---------------------------
           NET INVESTMENT INCOME (LOSS)                                                                    101,618
                                                                                              ---------------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)

    Net realized gains (losses) on investment securities
       (including $0, ($7,996,569) and $0, respectively, from affiliated issuers)                       26,243,639
    Net change in unrealized appreciation or depreciation on
       investment securities                                                                           (26,792,018)
                                                                                              ---------------------------
           NET GAIN (LOSS) ON INVESTMENTS                                                                 (548,379)
                                                                                              ---------------------------
           NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                            $   (446,761)
                                                                                              ===========================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 39
30


    IAI REGIONAL FUND         IAI VALUE FUND
-----------------------------------------------



      $  3,143,097             $     97,818
           792,123                   23,732
-----------------------------------------------
         3,935,220                  121,550
-----------------------------------------------

         4,694,445                  241,269
            94,602                    4,849
            53,754                    6,457
             3,149                   14,871
-----------------------------------------------
         4,845,950                  267,446
           (94,602)                  (4,849)
-----------------------------------------------
         4,751,348                  262,597
-----------------------------------------------
          (816,128)                (141,047)
-----------------------------------------------




        22,509,903                  201,631

       (61,992,723)               1,594,477
-----------------------------------------------
       (39,482,820)               1,796,108
-----------------------------------------------
      $(40,298,948)            $  1,655,061
===============================================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 39

                            STATEMENTS OF CASH FLOWS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


                            YEAR ENDED MARCH 31, 1999

                                                                          IAI GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING EXPENSES:

    Interest and dividend income                                                 $   1,049,780
    Net expenses                                                                      (948,162)
                                                                         ----------------------------
       NET INVESTMENT INCOME (LOSS)                                                    101,618
                                                                         ----------------------------
    Adjustments to reconcile net investment income (loss) to net cash used by operating activities:
       Change in dividend and interest receivable, other assets
           and accrued expenses                                                         42,302
       Net amortization of bond discount                                              (237,453)
                                                                         ----------------------------
                                                                                      (195,151)
                                                                         ----------------------------
       NET CASH USED BY OPERATING ACTIVITIES                                           (93,533)
                                                                         ----------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:

    Proceeds from sales of investments                                              90,891,909
    Purchases of investments                                                       (46,064,878)
    Net purchases of short-term securities                                            (418,607)
                                                                         ----------------------------
       NET CASH PROVIDED BY INVESTING ACTIVITIES                                    44,408,424
                                                                         ----------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:

    Net proceeds from sale of shares                                                13,982,248
    Net asset value of shares issued in reinvestment of distributions               22,240,765
    Cost of shares redeemed                                                        (57,224,580)
    Distributions paid to shareholders                                             (23,086,596)
    Net payment on line of credit                                                     (105,203)
                                                                         ----------------------------
       NET CASH USED BY FINANCING ACTIVITIES                                       (44,193,366)
                                                                         ----------------------------

       NET INCREASE IN CASH                                                            121,525
       CASH AT BEGINNING OF YEAR                                                            --
                                                                         ----------------------------
       CASH AT END OF YEAR                                                       $     121,525
                                                                         ============================

SUPPLEMENTAL CASH FLOW INFORMATION:

    Cash paid for interest on line of credit                                     $       6,386
                                                                         ============================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 39
32


    IAI REGIONAL FUND          IAI VALUE FUND
-------------------------------------------------


      $   3,935,220             $     121,550
         (4,751,348)                 (262,597)
-------------------------------------------------
           (816,128)                 (141,047)
-------------------------------------------------



          1,113,865                    11,735
           (717,338)                  (14,517)
-------------------------------------------------
            396,527                    (2,782)
-------------------------------------------------
           (419,601)                 (143,829)
-------------------------------------------------



        362,277,101                15,680,641
       (190,955,927)               (1,557,862)
         23,347,787                 1,004,062
-------------------------------------------------
        194,668,961                15,126,841
-------------------------------------------------



        138,447,522                 2,257,507
         57,189,214                 2,164,302
       (330,327,094)              (16,872,394)
        (58,884,994)               (2,260,558)
           (537,364)                  (23,909)
-------------------------------------------------
       (194,112,716)              (14,735,052)
-------------------------------------------------

            136,644                   247,960
                 --                        --
-------------------------------------------------
      $     136,644             $     247,960
=================================================



      $      53,754             $       6,457
=================================================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 39
                                                                              33

                       STATEMENTS OF CHANGES IN NET ASSETS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                                                                                   IAI GROWTH AND INCOME FUND

                                                                                Year ended           Year ended
                                                                                 March 31,            March 31,
                                                                                   1999                 1998
-------------------------------------------------------------------------------------------------------------------
OPERATIONS

    Net investment income (loss)                                               $     101,618       $     213,332
    Net realized gains                                                            26,243,639          12,514,136
    Net change in unrealized appreciation or depreciation                        (26,792,018)         20,456,069
                                                                             --------------------------------------
       NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (446,761)         33,183,537
                                                                             --------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:

    From net investment income                                                       (94,984)                 --
Excess distribution from net investment income                                            --            (435,034)
From net realized gains                                                          (22,991,612)         (5,032,645)
                                                                             --------------------------------------
       TOTAL DISTRIBUTIONS                                                       (23,086,596)         (5,467,679)
                                                                             --------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

    Net proceeds from sale of shares                                              13,983,138          28,554,909
    Net asset value of shares issued in reinvestment of distributions             22,240,765           5,141,082
    Cost of shares redeemed                                                      (57,224,580)        (55,398,375)
                                                                             --------------------------------------
       INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS         (21,000,677)        (21,702,384)
                                                                             --------------------------------------
       TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (44,534,034)          6,013,474

NET ASSETS AT BEGINNING OF PERIOD                                                 96,754,089          90,740,615
                                                                             --------------------------------------

NET ASSETS AT END OF PERIOD                                                    $  52,220,055       $  96,754,089
                                                                             ======================================
    INCLUDING UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME OF:        $     570,658       $          --
                                                                             ======================================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 39
34

           IAI REGIONAL FUND                         IAI VALUE FUND

     Year ended         Year ended          Year ended          Year ended
      March 31,          March 31,           March 31,           March 31,
        1999               1998                1999                1998
------------------------------------------------------------------------------


  $    (816,128)      $    (261,126)      $    (141,047)      $     (68,894)
     22,509,903          82,083,271             201,631           5,223,885
    (61,992,723)         63,099,012           1,594,477           3,182,298
------------------------------------------------------------------------------
    (40,298,948)        144,921,157           1,655,061           8,337,289
------------------------------------------------------------------------------



             --                  --                  --            (101,383)
             --            (103,657)                 --            (154,746)
    (58,884,994)        (62,593,794)         (2,260,558)         (5,085,482)
------------------------------------------------------------------------------
    (58,884,994)        (62,697,451)         (2,260,558)         (5,341,611)
------------------------------------------------------------------------------



    138,443,618          40,997,659           2,257,507          11,799,492
     57,189,214          61,044,640           2,164,302           5,078,750
   (330,327,094)       (172,888,525)        (16,872,394)        (22,573,576)
------------------------------------------------------------------------------
   (134,694,262)        (70,846,226)        (12,450,585)         (5,695,334)
------------------------------------------------------------------------------
   (233,878,204)         11,377,480         (13,056,082)         (2,699,656)

    509,555,953         498,178,473          26,739,125          29,438,781
------------------------------------------------------------------------------

  $ 275,677,749       $ 509,555,953       $  13,683,043       $  26,739,125
==============================================================================
  $     902,655       $     (29,993)      $          --       $           1
==============================================================================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 39

                              FINANCIAL HIGHLIGHTS
                           IAI GROWTH AND INCOME FUND


 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

                                                                   Years ended March 31,
                                          ----------------------------------------------------------------------
                                               1999          1998          1997          1996          1995
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE

   Beginning of period                       $  19.72      $  14.83      $  15.30      $  14.32      $  13.91
                                          ----------------------------------------------------------------------
OPERATIONS

   Net investment income                         0.02+         0.04+         0.10          0.10          0.12
   Net realized and unrealized gains             0.19          5.75          1.88          2.86          1.04
                                          ----------------------------------------------------------------------
      TOTAL FROM OPERATIONS                      0.21          5.79          1.98          2.96          1.16
                                          ----------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                        (0.02)           --         (0.10)        (0.13)        (0.10)
   Excess distribution from
      net investment income                        --         (0.07)        (0.10)           --            --
   Net realized gains                           (5.36)        (0.83)        (2.25)        (1.85)        (0.65)
                                          ----------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                       (5.38)        (0.90)        (2.45)        (1.98)        (0.75)
                                          ----------------------------------------------------------------------

NET ASSET VALUE

   End of period                             $  14.55      $  19.72      $  14.83      $  15.30      $  14.32
                                          ======================================================================

Total investment return*                         1.52%        40.06%        13.34%        21.51%         8.92%

Net assets at end of period (000's omitted)  $ 52,220      $ 96,754      $ 90,741      $ 84,662      $101,256

RATIOS

   Expenses to average net assets
       (including interest expense)              1.26%         1.27%         1.26%         1.25%         1.25%
   Expenses to average net assets
      (excluding interest expense)               1.25%         1.25%         1.25%         1.25%         1.25%
   Net investment income to
       average net assets                        0.13%         0.21%         0.51%         0.62%         0.80%
   Portfolio turnover rate
      (excluding short-term securities)          66.1%         23.2%         51.2%         89.1%         79.1%


* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

+    CALCULATED USING AVERAGE SHARES OUTSTANDING DURING THE YEAR.

                              FINANCIAL HIGHLIGHTS
                                IAI REGIONAL FUND


 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

                                                                         Years ended March 31,
                                          ---------------------------------------------------------------------------------
                                               1999             1998             1997             1996             1995
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE

   Beginning of period                      $   26.35        $   22.59        $   24.57        $   21.56        $   20.94
                                          ---------------------------------------------------------------------------------

OPERATIONS

   Net investment income (loss)                 (0.06)           (0.02)            0.03             0.14             0.17
   Net realized and unrealized gains (losses)   (1.81)            6.79             2.08             5.77             1.84
                                          ---------------------------------------------------------------------------------
      TOTAL FROM OPERATIONS                     (1.87)            6.77             2.11             5.91             2.01
                                          ---------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                           --               --            (0.04)           (0.18)           (0.20)
   Excess distribution from net
      investment income                            --               --            (0.06)           (0.02)              --
   Net realized gains                           (3.23)           (3.01)           (3.99)           (2.70)           (1.19)
                                          ---------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                       (3.23)           (3.01)           (4.09)           (2.90)           (1.39)
                                          ---------------------------------------------------------------------------------

NET ASSET VALUE

   End of period                            $   21.25        $   26.35        $   22.59        $   24.57        $   21.56
                                          =================================================================================

Total investment return*                        (7.74%)          31.55%            8.65%           28.62%           10.35%
Net assets at end of period
   (000's omitted)                          $ 275,678        $ 509,556        $ 498,178        $ 575,156        $ 523,364

RATIOS

   Expenses to average net assets
      (including interest expense)               1.25%            1.22%            1.21%            1.25%            1.23%
   Expenses to average net assets
      (excluding interest expense)               1.23%            1.22%            1.21%            1.25%            1.23%
   Net investment income to
      average net assets                        (0.21%)          (0.05%)           0.14%            0.58%            0.74%
   Portfolio turnover rate
      (excluding short-term securities)          53.2%            46.0%            61.1%            89.7%           150.0%


* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

                              FINANCIAL HIGHLIGHTS
                                 IAI VALUE FUND


 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

                                                                   Years ended March 31,
                                         ----------------------------------------------------------------------
                                             1999            1998          1997          1996          1995
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE

   Beginning of period                     $  12.71        $  11.66      $  12.42      $  11.17      $  11.63
                                         ----------------------------------------------------------------------

OPERATIONS

   Net investment income (loss)               (0.09)+         (0.03)         0.09          0.08          0.03
   Net realized and unrealized gains           1.07            3.79          0.68          2.19          0.38
                                         ----------------------------------------------------------------------
      TOTAL FROM OPERATIONS                    0.98            3.76          0.77          2.27          0.41
                                         ----------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                         --           (0.04)        (0.12)        (0.01)        (0.03)
   Excess distribution from
      net investment income                      --           (0.07)           --            --            --
   Net realized gains                         (1.49)          (2.60)        (1.41)        (1.01)        (0.84)
                                         ----------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                     (1.49)          (2.71)        (1.53)        (1.02)        (0.87)
                                         ----------------------------------------------------------------------

NET ASSET VALUE

   End of period                           $  12.20        $  12.71      $  11.66      $  12.42      $  11.17
                                         ======================================================================

Total investment return*                       8.47%          34.21%         5.85%        21.07%         3.88%

Net assets at end of period
   (000's omitted)                         $ 13,683        $ 26,739      $ 29,439      $ 42,009      $ 40,601

RATIOS

   Expenses to average net assets
      (including interest expense)             1.36%**         1.28%         1.25%         1.25%         1.25%
   Expenses to average net assets
      (excluding interest expense)             1.33%**         1.25%         1.25%         1.25%         1.25%
   Net investment income to
      average net assets                      (0.73%)         (0.24%)        0.61%         0.65%         0.31%
   Portfolio turnover rate
      (excluding short-term securities)         8.2%           27.0%         61.3%         73.4%        102.1%


* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

** THIS RATIO INCLUDES AN 8 BASIS POINT EXPENSE APPROVED BY THE BOARD OF DIRECTORS RELATED TO AN INDEPENDENT VALUATION OF A RESTRICTED SECURITY.

+    CALCULATED USING AVERAGE SHARES OUTSTANDING DURING THE YEAR.

                          NOTES TO FINANCIAL STATEMENTS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


                                 MARCH 31, 1999

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The IAI Mutual Funds are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. IAI Growth and Income Fund (Growth and Income Fund) is a separate portfolio of IAI Investment Funds VII, Inc., IAI Regional Fund (Regional Fund) is a separate portfolio of IAI Investment Funds IV, Inc. and IAI Value Fund (Value Fund) is a separate portfolio of IAI Investment Funds VIII, Inc. The Funds have a primary objective of long-term appreciation through investments in equity securities.

As of May 12, 1998, Value Fund was closed to new purchases (other than systematic purchases.) Value Fund's Board of Directors and Advisers determined it to be in the best interest of the Fund's shareholders to close the Fund due to an investment in a restricted security. Closing the Fund was intended to protect existing shareholders by preventing individuals from speculating on short-term purchases and sales of the Fund's shares.

Significant accounting policies followed by the Funds are summarized below:

SECURITY VALUATION

Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service. Securities which cannot be valued by the portfolio pricing service are valued using dealer-supplied valuations, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less at acquisition are valued at cost adjusted for amortization to maturity of any premium or discount.

Restricted securities for which there is no public market are valued at fair value in good faith under procedures established by the Board of Directors. Such procedures consider various factors including, but not limited to, the cost of the security at date of purchase, the current financial statements of the issuer and special reports prepared by analysts, the size of the position held, recent purchases or sales of securities of the company, prices and public trading activity of comparable companies, prices of unrestricted securities of the same class discounted to reflect the nature and duration of restrictions on disposition, pending public offerings with respect to the security, changes in economic conditions and industry developments affecting the issuer, and other relevant matters. Restricted securities represent $4,269,399 (8.2% of net assets) for Growth and Income Fund, $33,848,005 (12.3% of net assets) for Regional Fund and $9,722,728 (71.1% of net assets) for Value Fund. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

FUTURES AND OPTIONS CONTRACTS

In order to increase exposure to and hedge against changes in the market, the Funds may buy and sell futures contracts and options. The risks of entering into futures and option contracts include the possibility that changes in the value of these contracts may not correlate with changes in the underlying security.

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, a Fund is required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded daily as unrealized gains or losses. The variation margin is paid or received in cash daily by the Fund. The Fund realizes a gain or loss when the contract is closed or expires.

                          NOTES TO FINANCIAL STATEMENTS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


                                 MARCH 31, 1999

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

Options traded on an exchange are valued using the last sale price, and those traded over-the-counter are valued using dealer-supplied valuations, resulting in unrealized appreciation or depreciation being recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FEDERAL TAXES

Since it is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, each Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis. Distributions in excess of book basis net investment income (but which are not tax returns of capital) are presented as "excess distributions" in the statement of changes in net assets and the financial highlights.

Net investment income and net realized gains differ for financial statement and tax purposes primarily because of recognition of limited partnership income and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income and accumulated net realized gains (losses) have been increased or decreased as follows:

                                         GROWTH AND INCOME FUND      REGIONAL FUND     VALUE FUND
--------------------------------------------------------------------------------------------------
Undistributed
  net investment income                       $   564,024            $  1,748,776     $  141,046

Accumulated net realized gains (losses)       $  (564,024)           $ (1,748,776)    $  (48,294)

Additional paid-in capital                    $        --            $         --     $  (92,752)

SECURITY TRANSACTIONS AND INVESTMENT INCOME

The Funds record security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Funds amortize discount purchased on long-term bonds using the level yield method of amortization. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The Funds use the equity method of accounting for limited partnerships.

                          NOTES TO FINANCIAL STATEMENTS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


                                 MARCH 31, 1999

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are made semi-annually. Capital gains, if any, are primarily distributed as of the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

[2] COMMITMENTS AND CONTINGENCIES

INSURANCE

For purposes of obtaining certain types of insurance coverage for the Funds and their officers and directors, the Funds are policyholders in an industry-sponsored mutual insurance company (the Company). In connection with their obligations as policyholders, the Funds are committed to make future capital contributions, if requested by the Company.

LINE OF CREDIT

At March 31, 1999, Growth and Income Fund, Regional Fund, and Value Fund had available lines of credit of $13,340,000, $15,000,000 and $4,230,000, respectively, with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the line of credit.There were no borrowings outstanding for the Funds at March 31, 1999.

LITIGATION

In July 1998, a lawsuit was filed against Value Fund, Advisers and certain of their officers and directors relating to the pricing of a restricted security held by the Fund. Management, after review with legal counsel, believes the ultimate disposition of this matter will not have a material effect on the Fund's financial condition.

LIMITED PARTNERSHIP COMMITMENTS

At March 31, 1999, the Regional Fund is committed to invest additional amounts in certain limited partnership investments held, as follows:

LIMITED PARTNERSHIP INVESTMENT COMMITMENTS

--------------------------------------------------------------------------------
                                               REGIONAL FUND
--------------------------------------------------------------------------------
Agio Capital Partners I L.P.                    $   375,000

Spectrum Equity Investors L.P.                       78,000

Spell Capital Partners                              613,000
================================================================================

Default by a limited partner of payment of a properly requested capital contribution, other than default due to a legal determination that such contribution need not be made, would result in forfeiture of such limited partner's interest in any future profits and loss in the partnership and removal from the limited partnership.

The Funds' management intends to finance the aforementioned commitments with available cash or with proceeds from the sale of investments in short-term securities. Regional Fund maintains in a segregated account an amount equal to its aggregate unpaid commitments.

                          NOTES TO FINANCIAL STATEMENTS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


                                 MARCH 31, 1999

[3] FEES AND EXPENSES

Under the terms of each Fund's Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of each Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for each Fund paying an all inclusive management fee (unified fee) to Advisers. The fee is equal to an annual rate of 1.25% declining to 1.10% (1.00% for Growth and Income Fund) of average daily net assets. This fee is paid monthly. The Management Agreements further provide that Advisers will either reimburse the Funds for the fees and expenses it pays to Directors who are not "interested persons" of the Funds or reduce its fee by an equivalent amount.

During the year ended March 31, 1999, Regional Fund and Value Fund paid $3,149 and $14,871, respectively, for an independent valuation of a restricted security. This expense was approved by the Funds' board of directors and is included in other expenses on the statement of operations.

[4] CAPITAL STOCK

The Funds each have authorized 10 billion shares of $.01 par value stock.

Transactions in shares of capital stock during the periods indicated were as follows:

                              GROWTH AND INCOME FUND           REGIONAL FUND                VALUE FUND
--------------------------------------------------------------------------------------------------------------
                               Year           Year          Year          Year          Year          Year
                              ended          ended         ended         ended         ended         ended
                             March 31,      March 31,     March 31,     March 31,     March 31,     March 31,
                               1999           1998          1999          1998          1999          1998
--------------------------------------------------------------------------------------------------------------
SOLD                          861,648      1,648,867      6,565,416     1,624,442      176,175       893,948

ISSUED FOR REINVESTED
DISTRIBUTIONS               1,424,886        301,798      2,553,090     2,517,461      177,661       418,236

REDEEMED                   (3,602,092)    (3,162,668)   (15,482,162)   (6,858,737)  (1,336,197)   (1,732,928)
                          ------------------------------------------------------------------------------------
DECREASE IN
SHARES OUTSTANDING         (1,315,558)    (1,212,003)    (6,363,656)   (2,716,834)    (982,361)     (420,744)
                          ====================================================================================

                          NOTES TO FINANCIAL STATEMENTS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


                                 MARCH 31, 1999

[5] INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 1999, purchases of securities and sales proceeds, other than investments in short-term securities, for the Funds were as follows:

                                         Purchases                 Sales
--------------------------------------------------------------------------------
  GROWTH AND INCOME FUND              $   46,064,878          $   91,166,285

  REGIONAL FUND                       $  192,908,720          $  358,875,441

  VALUE FUND                          $    1,557,862          $   15,680,641


RESTRICTED SECURITIES

Included in the Funds' portfolios of investments in securities at March 31, 1999, are issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 ("restricted securities"). Such securities are generally illiquid.

Each Fund limits investments in securities which are not readily marketable to 15% of its net assets at the time of purchase. This limitation does not include Rule 144A securities that have been determined to be liquid based upon guidelines approved by the Funds' Board of Directors.

At March 31, 1999, 71.1% of Value Fund's net assets were invested in restricted securities. At March 31, 1999, Advisers was actively seeking liquidation opportunities which would reduce the percentage of the Fund's investment portfolio comprised of restricted securities. Advisers, under the direction of the Board of Directors, intends to pursue such opportunities when deemed in the best interest of the shareholders.

                          INDEPENDENT AUDITORS' REPORT
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND




THE BOARD OF DIRECTORS AND SHAREHOLDERS
IAI INVESTMENT FUNDS IV, INC.:
IAI INVESTMENT FUNDS VII, INC.:
IAI INVESTMENT FUNDS VIII, INC.:

We have audited the accompanying statements of assets and liabilities, including the fund portfolios, of IAI Regional Fund (a portfolio within IAI Investment Funds IV, Inc.), IAI Growth and Income Fund (a portfolio within IAI Investment Funds VII, Inc.) and IAI Value Fund (a portfolio within IAI Investment Funds VIII, Inc.) as of March 31, 1999, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of IAI Regional Fund, IAI Growth and Income Fund, and IAI Value Fund at March 31, 1999, and the results of their operations and their cash flows, the changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

As described in notes 1 and 5 to the financial statements, Value Fund held 71.1% of its net assets in illiquid, restricted securities as of March 31, 1999.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
May 14, 1999

                             FEDERAL TAX INFORMATION
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

We are required by federal tax regulations to provide shareholders with certain information regarding dividend distributions paid during our fiscal year. The figures provided are for informational purposes only and should not be used for reporting to federal or state revenue agencies. You will receive all necessary tax information on Form 1099-DIV, Dividends and Distributions, in January of each year.

IAI GROWTH AND INCOME FUND

                                 TAX INFORMATION
  ------------------------------------------------------------------------------
    Payable Date                 Ordinary Income (A)     Long-Term Capital Gain
  ------------------------------------------------------------------------------
   JUNE 1998                        $    0.4085                $   2.0904

   DECEMBER 1998                         0.0233                    2.8600
  ==============================================================================
                                    $    0.4318                $   4.9504

   58.23% of ordinary income qualify for deduction by corporations.

IAI REGIONAL FUND

                                 TAX INFORMATION
  ------------------------------------------------------------------------------
    Payable Date                 Ordinary Income (A)     Long-Term Capital Gain
  ------------------------------------------------------------------------------
   JUNE 1998                        $    0.0000                $   3.2255

   DECEMBER 1998                    $    0.0000                $   0.0000
  ==============================================================================
                                    $    0.0000                $   3.2255

IAI VALUE FUND

                                 TAX INFORMATION
  ------------------------------------------------------------------------------
    Payable Date                 Ordinary Income (A)     Long-Term Capital Gain
  ------------------------------------------------------------------------------
   JUNE 1998                        $    0.0534                $   0.5857

   DECEMBER 1998                    $    0.0000                $   0.8550
  ==============================================================================
                                    $    0.0534                $   1.4407

   25.15% of ordinary income qualify for deduction by corporations.

(A) INCLUDES DISTRIBUTIONS OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.


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                               INVESTMENT ADVISER
                                   AND MANAGER
                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                             http://www.iaifunds.com

                                    CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                                  P.O. Box 510
                            Milwaukee, WI 53201-0510

                                  LEGAL COUNSEL
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402

                              INDEPENDENT AUDITORS
                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402

                                    DIRECTORS
                                 Madeline Betsch
                               W. William Hodgson
                                  David Koehler
                                 George R. Long
                                J. Peter Thompson
                               Charles H. Withers

                                   [LOGO] IAI
                                  MUTUAL FUNDS


      P.O. BOX 357, MINNEAPOLIS, MINNESOTA 55440-0357 USA FAX 612.376.2737

                                                                   500-0019-0599
                                  800.945.3863
                                  612.376.2700